UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 7, 2014

Date of Report (Date of earliest event reported)

Celladon Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11988 El Camino Real, Suite 650 San Diego, CA		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 366-4288

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 7, 2014, we announced our financial results for the quarter ended June 30, 2014 in a press release, which is attached hereto as Exhibit 99.1. As previously announced, we also held a conference call on August 7, 2014 to discuss these financial results. An excerpt of the conference call transcript is attached hereto as Exhibit 99.2.

The information in this Item 2.02 and the attached Exhibits 99.1 and 99.2 are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 and the attached exhibits shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release of Celladon Corporation dated August 7, 2014

99.2	Excerpt of transcript from conference call held on August 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Celladon Corporation
Dated: August 8, 2014
	By:	/s/ Paul B. Cleveland
Paul B. Cleveland
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Celladon Corporation dated August 7, 2014

99.2	Excerpt of transcript from conference call held on August 7, 2014